                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                            PARK-OHIO HOLDINGS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            PARK-OHIO HOLDINGS CORP.

                              23000 EUCLID AVENUE
                               EUCLID, OHIO 44117

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the 2002 annual meeting of shareholders of Park-Ohio Holdings Corp., an Ohio corporation (the "Company"), will be held at The Manor, 24111 Tungsten Road, Euclid, Ohio, on Thursday, May 23, 2002, at 10:00 A.M., Cleveland Time, for the following purposes:

     1. Election of Directors. To elect three directors, as set forth in the accompanying proxy statement, to serve for a term expiring at the annual meeting of shareholders in the year 2005;

     2. Other Business. To act on such other matters as may be properly brought before the annual meeting or any adjournments, postponements or continuations thereof.

     Only shareholders of record at the close of business on March 28, 2002 are entitled to notice of and to vote at the meeting.

     All shareholders are invited to attend the annual meeting. To ensure your representation at the annual meeting, however, you are urged to mark, sign and return the enclosed proxy in the accompanying envelope, regardless of whether you expect to attend the annual meeting. No postage is required if mailed in the United States. Your proxy will not be used if you attend the annual meeting and vote in person.

                                        By Order of the Board of Directors

                                        RONALD J. COZEAN
                                          Secretary and General Counsel

April 15, 2002

                            PARK-OHIO HOLDINGS CORP.

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 23, 2002

                              GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the annual meeting of shareholders of the Company to be held at The Manor, 24111 Tungsten Road, Euclid, Ohio, on Thursday, May 23, 2002, at 10:00 A.M., Cleveland Time, and any and all adjournments, postponements or continuations thereof. This proxy statement and the accompanying Notice of 2002 Annual Meeting of Shareholders and proxy are first being mailed to shareholders on or about April 15, 2002. A shareholder giving a proxy may revoke it, without affecting any vote previously taken, by a later appointment received by the Company or by giving notice to the Company in writing or in open meeting. Attendance at the meeting will not in itself revoke a proxy. Shares represented by properly executed proxies will be voted at the meeting. If a shareholder has specified how the proxy is to be voted with respect to a matter listed on the proxy it will be voted in accordance with such specifications, and if no specification is made the executed proxy will be voted "FOR" the election of the nominees for directors. The Company's Articles of Incorporation do not provide for cumulative voting in the election of directors.

     The record date for the determination of shareholders entitled to notice of and to vote at the 2002 annual meeting is March 28, 2002. As of March 28, 2002, there were issued and outstanding 10,496,191 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"). Each share has one vote.

     So far as the Company is aware, no matters other than those described in this proxy statement will be presented to the meeting for action on the part of the shareholders. If any other matters are properly brought before the meeting, of which we did not have notice of on or prior to March 9, 2002 or that applicable law otherwise permits proxies to vote on a discretionary basis, it is the intention of the persons named in the accompanying proxy to vote the shares to which the proxy relates thereon in accordance with their best judgment. Abstentions and broker non-votes will be counted as present at the meeting for purposes of determining a quorum, but will not be counted as voting, except as otherwise required by law and indicated herein.

     The cost of soliciting proxies, including the charges and expenses incurred by persons holding shares in their name as nominee for the forwarding of proxy materials to the beneficial owners of such shares, will be borne by the Company. Proxies may be solicited by officers and employees of the Company, by letter, by telephone or in person. Such individuals will not be additionally compensated but may be reimbursed by the Company for reasonable out-of-pocket expenses incurred in connection therewith. In addition, the Company has retained Morrow & Co., Inc., a professional proxy soliciting firm, to assist in the solicitation of proxies and will pay such firm a fee, estimated to be $4,000, plus reimbursement of out-of-pocket expenses.

                             ELECTION OF DIRECTORS

GENERAL

     The authorized number of directors of the Company is presently fixed at nine, divided into three classes of three members, respectively. The directors of each class are elected for three-year terms so that the term of office of one class of directors expires at each annual meeting. Proxies may only be voted for the nominees identified in the section entitled "Nominees for Election."

     The class of directors to be elected in 2002, who will hold their positions for a term of three years and until the election of their successors, has been fixed at three. Unless otherwise directed, proxies in the accompanying form will be voted in favor of electing to that class: Edward F. Crawford, Kevin R. Greene and Ronna Romney. Messrs. E. Crawford and Greene have previously been elected as directors by you and Ms. Romney was elected by the directors to fill a vacancy. Mr. E. Crawford had been elected in 2001 for a term expiring in 2004. At the request of the Board he has agreed to stand for reelection this year to a three year term expiring in 2005. The persons named in the accompanying proxy will vote the proxies received by them (unless authority to vote is withheld) for the election of Edward F. Crawford, Kevin R. Greene and Ronna Romney. If any nominee is not available at the time of election, the proxy holders may vote in their discretion for a substitute or such vacancy may be filled later by the Board. The Company has no reason to believe any nominee will be unavailable.

     Mr. McGinty, who is not a nominee for election at this Annual Meeting, has tendered his resignation as a director of the Company effective as of the Annual Meeting. As a result of Mr. E. Crawford moving to the class of directors to be elected in 2002, two vacancies will exist in the class of directors whose term expires in 2004, since suitable candidates have not been identified to fill those vacancies. However, a search continues for qualified directors.

RECOMMENDATION AND VOTE REQUIRED

     The affirmative vote of a plurality of the shares of Common Stock represented at the meeting is required to elect Edward F. Crawford, Kevin R. Greene and Ronna Romney as directors of the Company to serve until the annual meeting of shareholders in the year 2005.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EDWARD F. CRAWFORD, KEVIN R. GREENE AND RONNA ROMNEY AS DIRECTORS.

BIOGRAPHICAL INFORMATION

     Information is set forth below regarding the nominees for election and the directors who will continue in office as directors of the Company after the meeting, including their ages, principal occupations during the past five years and other directorships presently held. Also set forth is the date each was first elected as a director of the Company or a corporation that has been merged into the Company.

                                          NOMINEES FOR ELECTION
----------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL OCCUPATION
            NAME                  AGE                           AND OTHER DIRECTORSHIPS
            ----                  ---         ------------------------------------------------------------
Edward F. Crawford*(1)            62          Director, Chairman and Chief Executive Officer of the
                                              Company since 1992; President of the Company since 1997;
                                              Chairman, Crawford Group, Inc. (manufacturing businesses)
                                              since 1964; Director of Continental Global Group, Inc.

                                          NOMINEES FOR ELECTION
----------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL OCCUPATION
            NAME                  AGE                           AND OTHER DIRECTORSHIPS
            ----                  ---         ------------------------------------------------------------
Kevin R. Greene+                  43          Director of the Company since 1998; Chairman and Chief
                                              Executive Officer of BPC Group, Inc.. (international
                                              investment banking firm) since 1992; Chairman and CEO of
                                              Capital Resource Holdings L.L.C. (pension consultant) since
                                              1999; formerly a management consultant with McKinsey &
                                              Company
Ronna Romney                      58          Director of the Company since 2001; former political and
                                              news commentator for radio; author; U.S. Senate Candidate
                                              for Michigan 1996; former Chairperson for President's
                                              Commissions on White House Fellowships and Presidential
                                              Scholars; former Commissioner on President's National
                                              Advisory Council on Adult Education; Director of Molina
                                              Healthcare, Inc. and Molina Healthcare of Michigan, Inc.

                                   DIRECTOR WITH TERM EXPIRING IN 2002
----------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL OCCUPATION
            NAME                  AGE                           AND OTHER DIRECTORSHIPS
            ----                  ---         ------------------------------------------------------------
Thomas E. McGinty*+               72          Director of the Company since 1986; President, Belvoir
                                              Consultants, Inc. (management consultants) since 1983

                        DIRECTORS CONTINUING IN OFFICE WITH TERM EXPIRING IN 2003
----------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL OCCUPATION
            NAME                  AGE                           AND OTHER DIRECTORSHIPS
            ----                  ---         ------------------------------------------------------------
Matthew V. Crawford               32          Director of the Company since 1997; Senior Vice President of the Company since 2001; Assistant Secretary and Corporate
                                              Counsel of the Company February, 1995 to 2001; President of
                                              Crawford Group, Inc. since 1995; Mr. E. Crawford is the
                                              father of Mr. M. Crawford
Lewis E. Hatch, Jr.+#             75          Director of the Company since 1992; Business Consultant;
                                              former Chairman ImageMax, Inc.; former Chairman and Chief
                                              Operating Officer, Rusch International (international
                                              medical device company)
Lawrence O. Selhorst#             69          Director of the Company since 1995; Chairman of the Board
                                              and Chief Executive Officer of American Spring Wire Corp.
                                              (spring wire manufacturer) since 1968; former Chairman of
                                              the Board of RB&W Corporation from September, 1992 to March,
                                              1995

                        DIRECTORS CONTINUING IN OFFICE WITH TERM EXPIRING IN 2004
----------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL OCCUPATION
            NAME                  AGE                           AND OTHER DIRECTORSHIPS
            ----                  ---         ------------------------------------------------------------
James W. Wert*#                   55          Director of the Company since 1992; Vice Chairman since
                                              2002; Managing Partner, Clanco Management Corporation
                                              (family office -- tax and financial services) since May
                                              2000; retired Senior Executive Vice President and Chief
                                              Investment Officer, KeyCorp (financial services company)
                                              from August, 1995 to July, 1996; Chief Financial Officer,
                                              KeyCorp from 1994 to 1995. Director of Continental Global
                                              Group, Inc., Marlin Financial Corp. and Paragon Holdings,
                                              Inc.

---------------

 * Member, Executive Committee
 + Member, Audit Committee
# Member, Compensation Committee
(1) Mr. E. Crawford had been elected in 2001 for a term expiring in 2004.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information with respect to beneficial ownership of the Common Stock of the Company by: (i) each person (or group of affiliated persons) known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (ii) each director of the Company; (iii) each Named Executive Officer individually; and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the information is as of March 31, 2002 and the nature of beneficial ownership consists of sole voting and investment power.

                                           SHARES OF
                                         COMMON STOCK           SHARES ACQUIRABLE      PERCENT
       NAME OF BENEFICIAL OWNER         CURRENTLY OWNED         WITHIN 60 DAYS(1)      OF CLASS
       ------------------------         ---------------        --------------------    --------
Edward F. Crawford....................     2,443,423(a)(b)           300,000             25.4%
Matthew V. Crawford...................       674,100(b)(c)            71,667              7.0%
Thomas E. McGinty.....................       111,850                  32,200              1.4%
Felix J. Tarorick.....................        57,500(c)               51,334              1.0%
James W. Wert.........................       125,000                  38,200              1.5%
Lawrence O. Selhorst..................             0                  32,200                *
Ronald J. Cozean......................         5,000(c)               46,667                *
Patrick W. Fogarty....................         5,000(c)               33,667                *
Lewis E. Hatch........................        14,060                  26,200                *
Kevin R. Greene.......................        10,000                  26,200                *
Richard P. Elliott....................        10,000(c)                                     *
Ronna Romney..........................             0                   8,200                *
GAMCO Investors, Inc..................     1,562,135(d)                                  14.9%
Dimensional Fund Advisors, Inc........       854,317(e)                                   8.1%
Directors and executive officers as a
  group (12 persons)..................     4,057,968(f)                                  36.3%

---------------

*   Less than one percent.

(1) Reflects the number of shares that could be purchased by exercise of options available at March 31, 2002 or within 60 days thereafter.

(a) The total includes 2,325,000 shares over which Mr. E. Crawford has sole voting and investment power, 22,500 shares owned by L'Accent de Provence of which Mr. E. Crawford is President and owner of 25% of its capital stock and over which Mr. E. Crawford shares voting and investment power, 17,000 shares owned by EFC Properties, Inc. of which Mr. E. Crawford is the President and has sole voting and investment power, 9,500 shares owned by Mr. E. Crawford's wife as to which Mr. E. Crawford disclaims beneficial ownership, and 300,000 shares subject to stock options currently exercisable. The total includes 4,923 shares held under the Individual Account Retirement Plan of Park-Ohio Industries, Inc. and Its Subsidiaries as of December 31, 2001. The address of Mr. E. Crawford is the business address of the Company.

(b) Messrs. E. Crawford and M. Crawford have shared voting power and investment power with respect to 46,000 shares held by a charitable foundation. The 46,000 shares are included in the beneficial ownership amounts reported for both Mr. E. Crawford and Mr. M. Crawford. Messrs. E. Crawford and M. Crawford have shared voting power and investment power with respect to 11,700 shares owned by Crawford Container Company. The 11,700 shares are included in the beneficial ownership amounts reported for both Mr. E. Crawford and Mr. M. Crawford. Messrs. E. Crawford and M. Crawford have shared voting power and investment power with respect to 6,800 shares owned by First Francis Company, Inc. The 6,800 shares are included in the beneficial ownership amounts reported for both Mr. E. Crawford and Mr. M. Crawford. The address of Mr. M. Crawford is the business address of the Company.

(c) The totals for Messrs. M. Crawford, Tarorick, Elliott, Cozean and Fogarty include 5,000, 5,000, 10,000, 5,000 and 5,000 shares, respectively, of the Company's Restricted Common Stock which carries voting but not investment power.

(d) Based on information set forth on Amendment No. 9 to Schedule 13D dated August 31, 2000. Includes 1,322,581 shares held by GAMCO Investors, Inc., 218,715 shares held by Gabelli Funds, LLC, 10,000 shares held by Gabelli International Limited, 7,500 shares held by Gabelli Performance Partnership L.P., and 3,339 shares held by Mr. Mario J. Gabelli, as of August 31, 2000. Gabelli Group Capital Partners, Inc. is the ultimate parent holding company for the above listed companies, and Mr. Mario J. Gabelli is the majority owner of Gabelli Group Capital Partners, Inc. which has its principal business office at One Corporate Center, Rye, New York 10580.

(e) Based on information set forth on Schedule 13G/A dated February 12, 2002, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, furnishes investment advice to four investment companies and serves as investment manager to certain other investment vehicles, including commingled group trusts (the "Funds"). Dimensional reported beneficial ownership of 854,317 shares as of December 31, 2001, all of which shares were held by the Funds. Dimensional reported sole voting and investment power with respect to all of such shares, but disclaimed beneficial ownership of all such shares. The address for Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(f)  Total also includes Shares Acquirable Within 60 Days.

              CERTAIN MATTERS PERTAINING TO THE BOARD OF DIRECTORS

BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee and an Outside Directors Committee. The Board has no standing nominating committee. During 2001, the Board held six meetings, the Audit Committee held five meetings, the Compensation Committee held two meetings, the Outside Directors Committee held one meeting, and the Executive Committee held no meetings. During 2001, each of the directors attended at least 75% of the meetings of the Board and of any committee on which he served.

     Except as otherwise provided in the Company Regulations, the Executive Committee has all powers and rights necessary to exercise the full authority of the Board of Directors in the management of the business and affairs of the Company when necessary in between meetings of the Board of Directors. The Executive Committee consists of Messrs. E. Crawford, McGinty and Wert, with Mr. McGinty as its chairman.

     The Audit Committee is primarily concerned with the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls and operates under a written charter. The Audit Committee is authorized to: (i) make recommendations to the Board of Directors regarding the engagement of the Company's independent accountants; (ii) review the plan, scope and results of the annual audit, the independent auditors' letter of comments and management's response thereto, and the scope of any nonaudit services which may be performed by the independent auditors; (iii) manage the Company's policies and procedures with respect to internal accounting and financial controls; (iv) assess the independence of the Company's independent auditors from management and the Company; and (v) review any changes in accounting policy. The Audit Committee consists of Messrs. Hatch, Greene and McGinty, with Mr. Hatch as its chairman.

     The Compensation Committee is authorized and directed to: (i) review and approve the compensation and benefits of the executive officers; (ii) review and approve the annual salary plans; (iii) review management organization and development; (iv) review and advise management regarding the benefits, including bonuses, and other terms and conditions of employment of other employees; and
(v) administer any stock option plans which may be adopted and the granting of options under such plans. The Compensation Committee consists of Messrs. Hatch, Selhorst and Wert, with Mr. Selhorst as its chairman.

     The Outside Directors Committee is authorized to review corporate governance matters, including nominations for the Board of Directors and any potential conflict of interest that may arise involving certain, if any, employee directors. The Outside Directors Committee consists of Messrs. Greene, Hatch, McGinty, Selhorst, Wert, and Ms. Romney, with Mr. Wert as its chairman.

COMPENSATION OF THE BOARD OF DIRECTORS

     The Company compensates non-employee directors for serving on the Board of Directors and reimburses them for any expenses incurred in connection with Board of Directors meetings. During 2001, all non-employee directors received compensation in the form of grants of options for 8,200 shares of Common Stock in accordance with the Company's Amended and Restated 1998 Long-Term Incentive Plan approved by the shareholders of the Company at the 2001 Annual Meeting.

COMPANY AFFILIATIONS WITH THE BOARD OF DIRECTORS

     The following affiliation exists between the Company and nominees or directors:

     Mr. K. Greene is an officer of BPC Group, Inc., an international investment firm, which has been retained by the Company to provide strategic business advisory services to the Company.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

     The following table sets forth the respective amounts of compensation paid to the Chairman of the Board and Chief Executive Officer and the five other highest paid executive officers of the Company (collectively, the "Named Executive Officers") for each of the years indicated.

                                                                       LONG-TERM
                                                                     COMPENSATION
                                                               -------------------------
                                                                              SECURITIES
                                     ANNUAL COMPENSATION        RESTRICTED    UNDERLYING
           NAME AND              ---------------------------      SHARE        OPTIONS/       ALL OTHER
      PRINCIPAL POSITION         YEAR   SALARY($)   BONUS($)   AWARDS($)(1)   SARS(#)(2)   COMPENSATION(3)
      ------------------         ----   ---------   --------   ------------   ----------   ---------------
Edward F. Crawford               2001    450,000          0                    300,000         61,995
  Chairman of the Board, Chief   2000    491,666    460,700            0             0         57,970
  Executive Officer and
    President                    1999    500,000    500,000                          0            164
Felix J. Tarorick                2001    208,333          0                     56,000          4,360
  Vice President                 2000    245,833          0       46,250             0          3,735
                                 1999    180,000     70,000                     14,000          3,164
Matthew V. Crawford(4)           2001    129,166          0                    275,000          3,543
  Senior Vice President          2000    122,916          0       46,250             0          3,493
                                 1999    100,000     35,000                     10,000          2,764
Richard P. Elliott               2001    275,000          0                      5,000          3,709
  Vice President and             2000    152,083          0       92,500             0            335
  Chief Financial Officer
Ronald J. Cozean                 2001    200,000    165,000                     60,000          4,360
  Secretary and General Counsel  2000    130,000          0       46,250             0          2,935
                                 1999    130,000          0                     10,000          2,764
Patrick W. Fogarty               2001    170,575          0                     42,000          4,360
  Director of Corporate          2000    140,000          0       46,250             0          3,735
  Development                    1999    120,000     40,000                     10,000          3,164

---------------

(1) The number of restricted share awards and the value of the restricted shares at December 31, 2001 held by F. Tarorick, R. Elliott, R. Cozean, P. Fogarty and M. Crawford is 5,000, $15,900; 10,000, $31,800; 5,000, $15,900; 5,000,
    $15,900, and 5,000, $15,900 respectively.

(2) Reflects the number of shares of Common Stock of the Company covered by stock options granted during the years shown. No stock appreciation rights ("SARs") were granted to the Named Executive Officers during the years shown.

(3) For the year ended December 31, 2001, all other compensation includes contributions made by the Company under the Company's Supplemental Defined Contribution Plan as follows: Mr. Tarorick $3,400 and under the Company's Individual Account Retirement Plan: Mr. E. Crawford $3,400; Mr. Elliott $2,749; Mr. Cozean $3,400; Mr. M. Crawford $2,583 and Mr. Fogarty $3,400; and insurance premiums paid by the Company to each of Messrs. Tarorick, Elliott, Cozean, M. Crawford and Fogarty in the amount of $960; to Mr. E. Crawford in the amount of $58,595.

(4) Mr. M. Crawford was appointed Senior Vice President in 2001.

STOCK BASED COMPENSATION, INCLUDING OPTIONS

     At the 2001 Annual Meeting, the shareholders approved the Park-Ohio Holdings Corp. Amended and Restated 1998 Long-Term Incentive Plan (the "1998 Plan") that permits the granting of stock options (either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code or nonstatutory stock options), stock appreciation rights, restricted shares, performance shares or stock awards. The 1998 Plan is administered by the Compensation Committee of the Board of Directors, which has authority to select officers and key employees to be participants and to determine the type and number of awards to be granted.

     The number of shares currently available for grant under the 1998 Plan shall not exceed 1,650,000, subject to adjustment under certain circumstances when the number of outstanding shares changes. The option price for stock options granted under the 1998 Plan is fixed by the Compensation Committee, but in no event will it be less than the fair market value of the Company's Common Stock on the date of grant. The 1998 Plan continues in effect until terminated by the Board of Directors.

     The following tables set forth information regarding stock option transaction with respect to the named executive officers during 2001.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                                                                                 LENGTH OF
                                                                                                  ORIGINAL
                                         SECURITIES    MARKET PRICE     EXERCISE                OPTION TERM
                                         UNDERLYING    OF STOCK AT      PRICE AT                REMAINING AT
                                          OPTIONS/       TIME OF        TIME OF                   DATE OF
                                             SAR       REPRICING OR   REPRICING OR     NEW      REPRICING OR
                                         REPRICED OR    AMENDMENT      AMENDMENT     EXERCISE    AMENDMENT
            NAME                DATE     AMENDED(#)        ($)            ($)        PRICE($)    (IN YEARS)
            ----              --------   -----------   ------------   ------------   --------   ------------
Ronald J. Cozean              11/30/01      20,000          1.91         13.125        1.91         2.6
  Secretary and               11/30/01      10,000          1.91         10.625        1.91         3.4
  General Counsel             11/30/01       7,000          1.91         13.625        1.91         4.3
                              11/30/01       3,000          1.91         18.250        1.91         6.5
                              11/30/01      10,000          1.91          9.750        1.91         7.9
Edward F. Crawford            11/30/01     300,000          1.91         13.625        1.91         4.3
  Chairman of the Board,
  Chief Executive Officer
  and President
Matthew V. Crawford           11/30/01       5,000          1.91         10.625        1.91         3.4
  Senior Vice President       11/30/01       5,000          1.91         13.625        1.91         4.3
                              11/30/01      55,000          1.91         18.250        1.91         6.5
                              11/30/01      10,000          1.91          9.750        1.91         7.9

                                                                                                 LENGTH OF
                                                                                                  ORIGINAL
                                         SECURITIES    MARKET PRICE     EXERCISE                OPTION TERM
                                         UNDERLYING    OF STOCK AT      PRICE AT                REMAINING AT
                                          OPTIONS/       TIME OF        TIME OF                   DATE OF
                                             SAR       REPRICING OR   REPRICING OR     NEW      REPRICING OR
                                         REPRICED OR    AMENDMENT      AMENDMENT     EXERCISE    AMENDMENT
            NAME                DATE     AMENDED(#)        ($)            ($)        PRICE($)    (IN YEARS)
            ----              --------   -----------   ------------   ------------   --------   ------------
Patrick W. Fogarty            11/30/01      20,000          1.91         14.250        1.91         3.7
  Director of                 11/30/01       4,000          1.91         13.625        1.91         4.3
  Corporate Development       11/30/01       3,000          1.91         18.250        1.91         6.5
                              11/30/01      10,000          1.91          9.750        1.91         7.9
Felix J. Tarorick             11/30/01      15,000          1.91          9.125        1.91         1.7
  Vice President              11/30/01       5,000          1.91         13.500        1.91         2.8
                              11/30/01      10,000          1.91         10.625        1.91         3.4
                              11/30/01      10,000          1.91         13.625        1.91         4.3
                              11/30/01       2,000          1.91          18.25        1.91         6.5
                              11/30/01      14,000          1.91           9.75        1.91         7.9

---------------

Note: Mr. R. Elliott had no options subject to repricing. See Option/SAR Grants in 2001 for listing of repriced and newly-issued options.

                           OPTION/SAR GRANTS IN 2001

                                           INDIVIDUAL GRANTS
                        --------------------------------------------------------
                                         % OF
                         NUMBER OF      TOTAL
                        SECURITIES     OPTIONS/                                     POTENTIAL REALIZABLE VALUE AT
                        UNDERLYING       SARS                                       ASSUMED ANNUAL RATES OF STOCK
                         OPTIONS/     GRANTED TO                                    PRICE APPRECIATION FOR OPTION
                           SARS       EMPLOYEES        EXERCISE                                TERM(3)
                        GRANTED (#)   IN FISCAL        OR BASE        EXPIRATION   -------------------------------
         NAME               (1)          YEAR      PRICE ($/SH)(2)       DATE       0%($)      5%($)      10%($)
         ----           -----------   ----------   ----------------   ----------   -------   ---------   ---------
Ronald J. Cozean           60,000         4.9%           1.91         11/30/2011       0       72,083     182,672
Edward F. Crawford        300,000        24.5%           1.91         11/30/2011       0      360,417     913,362
Matthew V. Crawford       275,000        22.5%           1.91         11/30/2011       0      330,382     837,248
Richard P. Elliott          5,000          .4%           1.91         11/30/2011       0        6,006      15,222
Patrick W. Fogarty         42,000         3.4%           1.91         11/30/2011       0       50,458     127,870
Felix J. Tarorick          56,000         4.6%           1.91         11/30/2011       0       67,277     170,494

---------------

(1) Option grants include canceled and repriced options as well as newly-issued options. The repriced options became exercisable and vest on the same schedule as the canceled options, meaning that the repriced options have vested except for 3,333 shares for Messrs. Cozean, M. Crawford and Fogarty and 4,666 shares for Mr. Tarorick. The newly-issued options become exercisable to the extent of 33 1/3% of the subject shares after one year from date of grant, 66 2/3% after two years from date of grant, and 100% after three years from date of grant. Of the newly-issued options, Messrs. Cozean, M. Crawford, Elliott and Fogarty received 10,000, 200,000, 5,000, and 5,000 shares, respectively.

(2) Represents the NASDAQ closing price on the day prior to grant.

(3) The assumed rates of appreciation are not intended to represent either past or future appreciation rates with respect to the Company's Common Stock. The rates are prescribed in the applicable Commission rules for use by all companies for the purpose of this table.

                    AGGREGATED OPTION/SAR EXERCISES IN 2001
                    AND DECEMBER 31, 2001 OPTION/SAR VALUES

                                                                                          VALUE OF
                                                                    NUMBER OF            UNEXERCISED
                                                                   UNEXERCISED          IN-THE-MONEY
                                                                 OPTIONS/SARS AT       OPTIONS/SARS AT
                                     SHARES           $         DECEMBER 31, 2001     DECEMBER 31, 2001
                                    ACQUIRED        VALUE         EXERCISABLE/          EXERCISABLE/
              NAME                 ON EXERCISE     REALIZED       UNEXERCISABLE       UNEXERCISABLE(1)
              ----                 -----------     --------     -----------------     -----------------
Ronald J. Cozean                       None            N/A         46,667/13,333       $ 59,267/16,932
Edward F. Crawford                     None            N/A             300,000/0       $     381,000/0
Matthew V. Crawford                    None            N/A        71,667/203,333       $91,017/258,232
Richard P. Elliott                     None            N/A               0/5,000       $       0/6,350
Patrick W. Fogarty                     None            N/A          33,667/8,333       $ 42,757/10,582
Felix J. Tarorick                      None            N/A          51,334/4,666       $  65,194/5,925

---------------

(1) The "Value of Unexercised In-the-Money Options/SARs at December 31, 2001" was calculated by determining the difference between the fair market value of the underlying Common Stock at December 31, 2001 (the Nasdaq closing price of the Park-Ohio Common Stock on December 31, 2001 was $3.180) and the exercise price of the option. An option is "In-the-Money" when the fair market value of the underlying Park-Ohio Common Stock exceeds the exercise price of the option.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The following report of the Compensation Committee and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal 2001.

WHAT IS THE COMPANY'S PHILOSOPHY OF EXECUTIVE OFFICER COMPENSATION?

The Company has structured its executive compensation program to support the objectives and entrepreneurial culture of the Company. The Company's compensation program for executives consists of three key elements:

        - a base salary,

        - a performance-based annual bonus, and

        - periodic grants of stock based compensation (options, restricted shares, etc.)

Under this approach, a substantial proportion of executive pay (bonus and stock based compensation) is "at risk". The variable annual bonus is based, in significant part, on Company performance. Stock based compensation relates a significant portion of long-term remuneration directly to stock price appreciation and aligns the interests of executives with the interests of the Company's shareholders. We believe that this three-part approach best serves the interests of the Company and its shareholders.

     BASE SALARY. Base salaries for the Company's executive officers other than the Chief Executive Officer, including any annual or other adjustments, are based upon recommendations by the Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer's service.

     ANNUAL BONUS. Awards of annual bonuses to executive officers, other than the Chief Executive Officer, are based upon recommendations by the Chief Executive Officer. In making his recommendations, the Chief Executive Officer considers the performance of the Company in meeting financial targets and each executive's individual efforts unrelated to Company financial performance. The financial targets are based on one or more of the following business criteria:

        - net income

        - earnings before interest, taxes depreciation and amortization

        - return on assets,

        - earnings per share, or

        - any combination of the above.

     For fiscal 2001, the Chief Executive Officer determined that the 2001 financial targets for net income had not been achieved. Consequently, no annual bonuses were paid based on Company performance. However, a special bonus was paid to one executive, Ronald J. Cozean, for extraordinary services to the Company related to the settlement of the fire insurance claim for the Cicero rubber plant.

     STOCK BASED COMPENSATION. During fiscal 2001, the Company initiated a program (the "Option Offer Program") whereby the Company offered to acquire all outstanding options and, in return, grant new stock options approximately six months and a day after the outstanding options are cancelled. All outstanding options were cancelled in May 2001 and new stock options were granted in November 2001, with an exercise price based on the fair market value at the date of grant. The Option Offer Program was initiated because the cancelled options carried exercise prices significantly higher than the current market price of the Company's common stock, effectively causing them to have little incentive value for key officers and employees.

     Award of stock based compensation to executive officers, other than the Chief executive Officer, are based upon recommendations by the Chief Executive Officer. For fiscal 2001, the Chief Executive Officer recommended to the Compensation Committee the number of stock options to be granted based on his subjective assessment of the contribution of the officer's service.

     All decisions to grant stock options are in the sole discretion of the Compensation Committee. While options typically vest over a three-year period, options granted to certain executive officers may have shorter vesting periods.

HOW IS THE COMPANY'S CHIEF EXECUTIVE OFFICER COMPENSATED?

     As Chief Executive Officer, Mr. Crawford receives an annual base salary of $500,000. Mr. Crawford is eligible to receive an annual bonus and stock based compensation. Annual bonuses for Mr. Crawford are generally based upon the Company meeting performance targets. The Compensation Committee may award a bonus to Mr. Crawford despite performance targets not being met when the Compensation Committee, in its sole discretion, deems it appropriate. The 2001 performance target for net income was not met. Mr. Crawford received no bonus for 2001. Mr. Crawford received no new awards of stock based compensation in 2001, but he did participate in the Option Offer Program, described above, during 2001 for options awarded prior to 2001.

HOW IS THE COMPANY ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the status exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

     The Compensation Committee believes that it is generally in the Company's best interests to attempt to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies the statute's requirements. However the Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards when necessary to enable the Company to meet its overall objectives, even if the Company may not deduct all of the compensation. Accordingly, the Board and the Compensation Committee have expressly reserved the authority to award non-deductible compensation in appropriate circumstances.

     During 2001, the members of the Compensation Committee were:

                                          Lewis E. Hatch, Jr.
                                          Lawrence O. Selhorst, Chairman
                                          James W. Wert

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee recommends the selection of the independent auditors to the Board. The Committee is currently composed of three independent directors, each of whom is independent as defined under the rules of the NASDAQ Stock Market. The Committee operates under a written charter adopted by the Board of Directors on May 4, 2000.

     Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Committee met with management and Ernst & Young LLP to review and discuss the December 31, 2001 financial statements. The Committee reviewed with Ernst & Young LLP their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee has discussed with Ernst & Young LLP its independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) and considered the compatibility of nonaudit services with the auditors' independence.

     The Committee meets with the internal and independent auditors, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     IN RELIANCE ON THE REVIEWS AND DISCUSSIONS REFERRED TO ABOVE, THE COMMITTEE RECOMMENDED TO THE BOARD OF DIRECTORS, AND THE BOARD OF DIRECTORS HAS APPROVED, THAT THE AUDITED FINANCIAL STATEMENTS BE INCLUDED IN THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001. WE ALSO RECOMMENDED THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2002 AND BASED ON THAT RECOMMENDATION, THE BOARD HAS SELECTED ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2002.

                                          THE AUDIT COMMITTEE
                                          Lewis E. Hatch, Jr., Chairman
                                          Kevin R. Greene
                                          Thomas E. McGinty

PRINCIPAL ACCOUNTING FIRM FEES

                            AUDIT AND NON-AUDIT FEES

     The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for 2001, and fees billed for other services rendered by Ernst & Young LLP for fiscal 2001:

Audit fees..................................................     $414,000
                                                                 ========
Financial information systems design and implementation.....     $      0
                                                                 ========
All other fees:
  Other audit-related fees (a)..............................     $523,000
  Non-audit-related fees (b)................................      161,000
                                                                 --------
Total all other fees........................................     $684,000
                                                                 ========

---------------

(a) Other audit-related services consist principally of audits of employee benefit plans and other entities and work on the rubber plant fire insurance claim.

(b) Non-audit-related services, principally consists of tax advisory services and employee benefit services.

     All non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

April 12, 2002

                            PERFORMANCE COMPARISONS

     The graph and chart set forth below compare the cumulative total shareholder return of the Company's Common Stock for the five years ended December 31, 2001 to (a) the Total Return Index for the Nasdaq Stock Market (U.S. Companies), and (b) the S&P SmallCap Performance 600. In all cases shown, the chart assumes the investment of $100 on December 31, 1996 and the reinvestment of all dividends.

     The Company has chosen the S&P SmallCap Performance 600 Index as an index of issuers with similar market capitalizations because the Company does not believe it can reasonably identify a peer group or select an appropriate published industry or line-of-business index. Such industry or line-of-business indices are comprised primarily of either retailers or manufacturers whose business is not substantially similar to the Company's businesses.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
              PARK-OHIO, NASDAQ STOCK MARKET (U.S. COMPANIES) AND
                      S&P SMALL CAP PERFORMANCE 600 INDEX

[GRAPH]

                                          1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------
Park-Ohio Holdings Corp.                  100.0    141.7    117.5     76.7     37.9     24.7
--------------------------------------------------------------------------------------------
Nasdaq Stock Market (US Companies)(1)     100.0    122.5    172.7    320.9    193.0    153.1
--------------------------------------------------------------------------------------------
S&P Small Cap Performance 600             100.0    126.6    121.9    136.0    150.9    159.6

---------------

(1) The index is issued by the University of Chicago Graduate School of Business, Center for Research in Security Prices.

                              CERTAIN TRANSACTIONS

     GAMCO, a wholly-owned subsidiary of the Company, leases space in three buildings in Conneaut, Ohio: (i) a 91,500 square foot facility owned by a company owned by Mr. M. Crawford, at a monthly rent of $27,000; (ii) an additional 70,000 square foot attached facility owned by the same company, at a monthly rate of $9,000; and (iii) a separate 50,000 square foot facility owned by Mrs. E. Crawford, at a monthly rent of $3,000. In addition, GAMCO leases a 125,000 square foot facility in Huntington, Indiana owned by a company owned by Mr. E. Crawford, at a monthly rate of $9,000.

     Through March 31, 2001, Ajax leased a facility in Cleveland, Ohio at a monthly rent of $20,833 from a corporation whose shareholder is Mr. M. Crawford. Effective April 1, 2001, the Company entered into an agreement whereby the Company became the owner of the Ajax property in exchange for a property owned by the Company in Cleveland, Ohio. This real estate transaction was approved by the Company's Outside Directors after receiving an opinion from an independent real estate firm. The Company is currently negotiating to lease the Cleveland, Ohio property. This transaction will be subject to the approval of the Company's Outside Directors.

     The Company believes that the foregoing transactions were all on terms at least as favorable to the Company as if negotiated on an arms-length basis with unrelated third parties.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP independent public accountants, to audit and report on the consolidated financial statements of the Company for the fiscal year ending December 31, 2002 and to perform such other services as may be required of them. In making its recommendation, the Audit Committee reviewed both the audit scope and estimated fees of Ernst & Young for the audit of the 2001 financial statements.

     Representatives of Ernst & Young will have an opportunity to make a statement at the Annual Meeting, if they so desire, and will be available to respond to appropriate shareholders' questions.

               SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     Any shareholder who intends to present a proposal at the 2003 annual meeting must give notice, in compliance with Section 6 of the Company Regulations, to the Secretary of the Company at 23000 Euclid Avenue, Cleveland, Ohio 44117. The notice must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however that in the event that less than seventy-five (75) days' notice or prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the fifteenth (15th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To have the proposal included in the Company's proxy statement and form of proxy for that meeting, the shareholder must, in addition to complying with the applicable laws and regulations governing the submission of such proposals, deliver the proposal in writing to the Secretary of the Company for consideration not later than December 13, 2002.

                                 ANNUAL REPORT

     The integrated Annual Report and Form 10-K of the Company for the year ended December 31, 2001 is being mailed to each shareholder of record with this Proxy Statement. Additional copies may be obtained from the undersigned.
                                          PARK-OHIO HOLDINGS CORP.

                                          RONALD J. COZEAN
                                            Secretary and General Counsel
April 15, 2002

                            DIRECTIONS TO THE MANOR
                              24111 TUNGSTEN ROAD
                               EUCLID, OHIO 44117


            The Manor is in Heritage Business Park, on the North
            Side of Euclid Avenue just East of the Park-Ohio
            Headquarters, between Babbitt Road and East 222.

                                  DETACH CARD
--------------------------------------------------------------------------------
                                       PROXY SOLICITED ON BEHALF OF THE
                                              BOARD OF DIRECTORS

          [PARK-OHIO HOLDINGS CORP. LOGO]

          James W. Wert and Lewis E. Hatch, Jr. or either of them, are hereby authorized, with full power of substitution, to represent and vote the Common Stock of the undersigned at the annual meeting of shareholders of Park-Ohio Holdings Corp. to be held at The Manor, 24111 Tungsten Road, Euclid, Ohio 44117 on May 23, 2002, and any and all adjournments, postponements or continuations thereof.

          IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, SHARES
          REPRESENTED HEREBY WILL BE VOTED IN THE MANNER SPECIFIED BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED AS DIRECTORS PURSUANT TO THE PROXY STATEMENT.

          1. THE ELECTION OF DIRECTORS                            WITHHOLD AUTHORITY  [ ]
  P              FOR all nominees listed below  [ ]                   to vote for all nominees listed below
  R                (except as otherwise marked below)
  O               Edward F. Crawford, Kevin R. Greene and Ronna Romney
  X              (Instructions: to withhold authority to vote for any
  Y              individual nominee, strike a line through that nominee's
                 name.)

                                  DETACH CARD
--------------------------------------------------------------------------------

                         (Continued from reverse side)

          2. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION THEREOF.

          YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                               DATE: ______________, 2002

                                               --------------------------

                                               --------------------------
                                                      (Sign here)

                                               NOTE: Please sign exactly
                                               as name appears hereon.
                                               Joint owners should each
                                               sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full
                                               title as such.

                            DIRECTIONS TO THE MANOR
                              24111 TUNGSTEN ROAD
                               EUCLID, OHIO 44117

            The Manor is in Heritage Business Park, on the North
            Side of Euclid Avenue just East of the Park-Ohio
            Headquarters, between Babbitt Road and East 222.


                                  DETACH CARD
--------------------------------------------------------------------------------
                                       CONFIDENTIAL VOTING INSTRUCTIONS
                                          SOLICITED ON BEHALF OF THE
                                              BOARD OF DIRECTORS
          [PARK-OHIO HOLDINGS CORP. LOGO]
          To Key Trust Company of Ohio, N.A., Trustee of the Individual
          Account Retirement Plan of Park-Ohio Industries, Inc. and Its Subsidiaries (the "Plan"): The undersigned, a participant in the Plan, hereby directs the Trustee to vote in person or by proxy (a) all common shares of Park-Ohio Holdings Corp.
          credited to the undersigned's account under the Plan on the record date ("allocated shares"); and (b) the proportionate number of common shares of Park-Ohio Holdings Corp. allocated to the accounts of other participants in the Plan, but for which the Trustee does not receive valid voting instructions ("non-directed shares") and as to which the undersigned is entitled to direct the voting in accordance with the Plan provisions at the annual meeting of shareholders of Park-Ohio
          Holdings Corp. to be held at The Manor, 24111 Tungsten Road,
          Euclid, Ohio 44117, on May 23, 2002, and any and all adjournments, postponements, or continuations thereof. Under the Plan, shares allocated to the accounts of participants for which the Trustee does not receive timely directions in the form of a signed voting instruction card are voted by the Trustee as directed by the participants who timely tender a signed voting instruction card. By completing this Confidential
          Voting Instruction Card and returning it to the Trustee, you are authorizing the Trustee to vote allocated shares and a proportionate amount of the non-directed shares held in the Plan. The number of non-directed shares for which you may instruct the Trustee to vote will depend on how many other participants exercise their right to direct the voting of their allocated shares. Any participant wishing to vote the nondirected shares differently from the allocated shares may do so by requesting a separate voting instruction card from the Trustee at (216) 689-7653.

          IF THIS CONFIDENTIAL VOTING INSTRUCTION CARD IS PROPERLY EXECUTED AND RETURNED, SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER SPECIFIED BY THE PARTICIPANT.

  V       1. THE ELECTION OF DIRECTORS
  O
  T              FOR all nominees listed below [ ]   WITHHOLD AUTHORITY [ ]
  I               (except as otherwise marked below)      to vote for all nominees listed below
  N               Edward F. Crawford, Kevin R. Greene and Ronna Romney
  G              (Instructions: to withhold authority to vote for any
                 individual nominee, strike a line through that nominee's
  I              name.)
  N
  S
  T
  R
  U
  C
  T
  I
  O
  N
  S

                                  DETACH CARD
--------------------------------------------------------------------------------

                         (Continued from reverse side)

          2. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION THEREOF.

          YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                               DATE:_______________, 2002

                                               --------------------------

                                               --------------------------
                                                      (Sign here)

                                               NOTE: Please sign exactly
                                               as name appears hereon.
                                               Joint owners should each
                                               sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full
                                               title as such.

                            DIRECTIONS TO THE MANOR
                              24111 TUNGSTEN ROAD
                               EUCLID, OHIO 44117

            The Manor is in Heritage Business Park, on the North
            Side of Euclid Avenue just East of the Park-Ohio
            Headquarters, between Babbitt Road and East 222.


                                  DETACH CARD
--------------------------------------------------------------------------------
                                       CONFIDENTIAL VOTING INSTRUCTIONS
                                          SOLICITED ON BEHALF OF THE
                                              BOARD OF DIRECTORS

          [PARK-OHIO HOLDINGS CORP. LOGO]
          Elizabeth A. Boris and Ronald J. Cozean, or any of them, Trustees of RB&W Corporation Employee Stock Ownership Plan (the "Plan"), are hereby authorized, with full power of substitution, to represent and vote the Common Stock of the undersigned Plan Participant at the annual meeting of shareholders of Park-Ohio Holdings Corp. to be held at The Manor, 24111 Tungsten Road, Euclid, Ohio 44117 on May 23, 2002, and any and all adjournments, postponements or continuations thereof.
          IF THIS CONFIDENTIAL VOTING INSTRUCTION CARD IS PROPERLY EXECUTED AND RETURNED, SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER SPECIFIED BY THE PLAN PARTICIPANT. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED AS DIRECTORS PURSUANT TO THE PROXY STATEMENT.

  V       1. THE ELECTION OF DIRECTORS
  O              FOR all nominees listed below  [ ]  WITHHOLD AUTHORITY [ ]
  T               (except as otherwise marked below)      to vote for all nominees listed below
  I              Edward F. Crawford, Kevin R. Greene and Ronna Romney
  N              (Instructions: to withhold authority to vote for any
  G              individual nominee, strike a line through that nominee's
                 name.)
  I
  N
  S
  T
  R
  U
  C
  T
  I
  O
  N
  S

                                  DETACH CARD
--------------------------------------------------------------------------------

                         (Continued from reverse side)

          2. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION THEREOF.

          YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                               DATE:_______________, 2002

                                               --------------------------

                                               --------------------------
                                                      (Sign here)

                                               NOTE: Please sign exactly
                                               as name appears hereon.
                                               Joint owners should each
                                               sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full
                                               title as such.